FINANCIAL ITEMS (Tables)	12 Months Ended
Dec. 31, 2021
FINANCIAL ITEMS
Schedule of finance income costs

USDm	2021	2020	2019
Financial income
Interest income from cash and cash equivalents, including restricted cash 1)	0.2	0.5	2.5
Exchange rate adjustments, including gain from forward exchange rate contracts	—	—	0.3
Total	0.2	0.5	2.8

Financial expenses
Interest expenses on borrowings 1)	40.0	45.6	36.9
Financial expenses arising from lease liabilities regarding right-of-use assets	0.3	1.5	2.4
Exchange rate adjustments, including loss from forward exchange rate contracts	0.5	1.0	0.2
Commitment fee	1.1	1.5	1.9
Amortization of interest rate swaps	1.4	—	—
Ineffectiveness on interest rate swaps	(1.2)	—	—
Other financial expenses	0.3	0.3	0.5
Total	42.4	49.9	41.9

Total financial items	(42.2)	(49.4)	(39.1)

¹⁾    Interest for financial assets and liabilities not at fair value through profit and loss.